UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

DAKOTA GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-41349	85-3475290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

106 Glendale Drive, Suite A,
 Lead, South Dakota, United States 57754
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (605) 906-8363

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DC	NYSE American LLC
Warrants, each warrant exercisable for one share of the Registrant's common stock at an exercise price of $2.08	DC.WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 18, 2023, pursuant to the authorization and approval provided by the stockholders of Dakota Gold Corp. (the "Company") at the Meeting discussed below under Item 5.07, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Nevada to increase its authorized shares of common stock, $0.001 par value per share, from 144,302,330 to 300,000,000 shares, which filing became effective on the same date (the "Amendment"). A copy of the Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 16, 2023 (the "Meeting"). At the Meeting, by a vote of stockholders entitled to vote, the stockholders voted upon and approved proposals to:

i. elect seven directors (Gerald Aberle, Jonathan Awde, Jennifer Grafton, Amy Koenig, Stephen O'Rourke, Robert Quartermain and Alice Schroeder) to serve for a term that expires on the date of the Company's next annual meeting of stockholders (the "Director Proposal");

ii. ratify the appointment of Ham, Langston & Brezina, L.L.P. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023 (the "Auditor Proposal"); and

iii. increase the Company's authorized common stock from 144,302,330 to 300,000,000 shares by amending the Company's Articles of Incorporation, as amended (the "Authorized Stock Proposal").

Election results for the Director Proposal are as follows:

Name of Nominee	For	Withheld	Broker Non-Votes
Gerald Aberle	40,850,646	713,745	5,954,820
Jonathan Awde	41,482,008	82,383	5,954,820
Jennifer Grafton	38,698,417	2,865,974	5,954,820
Amy Koenig	36,813,893	4,750,498	5,954,820
Stephen O'Rourke	35,328,430	6,235,961	5,954,820
Robert Quartermain	40,901,271	663,120	5,954,820
Alice Schroeder	41,348,880	215,511	5,954,820

Election results for the Auditor Proposal are as follows:

For	Against	Abstain
47,490,107	22,605	6,498

Election results for the Authorized Stock Proposal are as follows:

For	Against	Abstain	Broker Non-Votes
35,601,496	11,833,220	84,486	9

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA GOLD CORP.

/s/ Shawn Campbell
Name: Shawn Campbell
Title: Chief Financial Officer

Date:  May 22, 2023